SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2003

UNITED AUTO GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12297	22-3086739
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2555 Telegraph Rd
Bloomfield Hills, MI		48302-0954
(Address of Principal Executive Offices)		(Including Zip Code)

248-648-2500
(Registrant’s Telephone Number, Including Area Code)

SIGNATURES
EXHIBIT INDEX
Press Release, dated November 4, 2003

Item 5. Other Events

     On November 4, 2003, United Auto Group issued a press release announcing its third quarter 2003 financial results and other information. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated November 4, 2003.

Item 12. Disclosure of Results of Operations & Financial Condition.

     On November 4, 2003, United Auto Group issued a press release announcing its third quarter 2003 financial results and other information. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2003	United Auto Group, Inc.

	By:	/s/	Robert H. Kurnick, Jr.

Robert H. Kurnick, Jr.
Executive Vice President

EXHIBIT INDEX

Exhibit 99.1	Press Release dated November 4, 2003